UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

TRILLIUM THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-36596	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trillium Therapeutics USA Inc.

100 CambridgePark Drive, Suite 510

Cambridge, Massachusetts, 02140

USA

(Address of principal executive offices, including zip code)

(416) 595-0627

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	TRIL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On April 28, 2021, Trillium Therapeutics, Inc. (the “Company”) issued a press release announcing the cash, cash equivalents and marketable securities of the Company as at March 31, 2021. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Scott Myers as Director

On April 28, 2021, upon the recommendation of the governance and nomination committee of the Board of Directors (the “Board”) of the Company, the Board appointed Scott Myers as a member of the Board, effective April 28, 2021.

Mr. Myers, age 55, was the Chief Executive Officer and served on the board of directors of AMAG Pharmaceuticals, Inc., a pharmaceutical company, where he led its turnaround and strategic exit to Covis Pharma, S.à.r.l., a pharmaceutical company, in November 2020. Mr. Myers has served as Chairman of the board of directors of Rainier Therapeutics, Inc., an oncology biotechnology company focused on late-stage bladder cancer, from June 2018 to January 2020, and served as its Chief Executive Officer from September 2018 to January 2020. Mr. Myers led Rainier’s asset sale of vofatamab to Fusion Pharmaceuticals Inc. Prior to Rainier, Mr. Myers served as Chief Executive Officer, President and Director for Cascadian Therapeutics, Inc., an oncology company, from April 2016 through its acquisition by Seattle Genetics in March 2018. Mr. Myers is an independent director on the board of directors of Selecta Biosciences (Nasdaq: SELB) and Harpoon Therapeutics, Inc. (Nasdaq: HARP). Mr. Myers holds a B.A. in Biology from Northwestern University and an M.B.A. from the Graduate School of Business (Booth) at the University of Chicago.

For his service on the Board, Mr. Myers will be granted an option to purchase 67,000 shares of the Company’s common stock on May 3, 2021, at an exercise price equal to the closing price of the Company’s common stock on the Nasdaq Capital Market on April 30, 2021, (the “Option Grants”). One-third (1/3) of shares underlying each of the Option Grants will vest on the first anniversary of the grant date and thereafter the remaining two-thirds (2/3) of shares underlying each of the Option Grants will vest in equal quarterly installments during the two years following the first anniversary of the grant date, subject in each case, to Mr. Myers’ continued service on the Board. In addition, Mr. Myers will be entitled to an annual $40,000 cash retainer. The Company has also entered into an indemnification agreement with Mr. Myers in substantially the same form entered into with the other directors of the Company.

There are no arrangements or understandings between Mr. Myers and any other persons pursuant to which they were selected as directors of the Company. Mr. Myers is not a party to any current or proposed transaction with the Company for which disclosure would be required under Item 404(a) of Regulation S-K.

Resignations of Robert Kirkman and Thomas Reynolds as Directors

On April 28, 2021, Robert Kirkman and Thomas Reynolds delivered their resignations from the Board and all committees thereof, effective upon the appointment of Mr. Myers. There were no disagreements between Dr. Kirkman, Dr. Reynolds and the Company on any matter relating to the Company’s operations, policies or practices which resulted in their resignation. Mr. Myers was appointed to one of the vacancies on the Board created by Dr. Kirkman’s and Dr. Reynolds’ resignations. Following the resignations, the Board reduced its size from eight to seven directors.

Item 7.01. Regulation FD Disclosure.

On April 28, 2021, the Company issued a press release providing a data update, announcing Phase 1b/2 program priorities across hematologic malignancies and solid tumors and reported corporate governance changes including the appointment of Mr. Myers as director and the resignations of Dr. Kirkman and Dr. Reynolds as directors. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

On April 28, 2021, the Company will host a virtual R&D Day from 10:00 a.m. to 1:00 p.m. ET to (i) provide a clinical update for TTI-622 and TTI-621, (ii) announce new strategic priorities in terms of target indications and drug combinations across hematologic malignancies and solid tumors and (iii) outline updated milestones and guidance for 2021.

The R&D Day webcast will include a presentation, which is attached as Exhibit 99.2 to this to this report on Form 8-K and incorporated by reference in this Item 7.01.

On April 28, 2021, the Company issued a press release announcing the dosing of the first patient in a Phase 1b study of TTI-622 in combination with carfilzomib and dexamethasone in relapsed/refractory multiple myeloma. A copy of this press release is furnished as Exhibit 99.3 to this report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press release issued by Trillium Therapeutics, Inc. dated April 28, 2021
99.2	R&D Day Presentation of Trillium Therapeutics, Inc. dated April 28, 2021
99.3	Press release issued by Trillium Therapeutics, Inc. dated April 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2021	Trillium Therapeutics Inc.

	By:	/s/ James Parsons
Name: James Parsons
Title: Chief Financial Officer